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                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF MASSACHUSETTS
                               (Eastern Division)

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                                                      )
In the matter of                                      )
                                                      )
          PCD, Inc.                                   )   Chapter 11
                                                      )   Case No. 03-12310-CJK
                             Debtor-in-Possession.    )
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                            ORDER CONFIRMING DEBTOR'S
            PLAN OF REORGANIZATION AND APPROVING DISCLOSURE STATEMENT

         PCD, Inc, the debtor and debtor-in-possession (the "Debtor"), having filed a Plan of Reorganization, dated April 7, 2003 and Motion of Debtor for Approval of Nonmaterial Modification of Plan of Reorganization ("Modification Motion") (together, the "Plan") and a Disclosure Statement dated April 7, 2003 (the "Disclosure Statement") with this Court; the Court having established related notice and balloting procedures; May 20, 2003 at 11:30 a.m. having been fixed by the Court as the date and time of the hearing to consider confirmation of the Plan (the "Confirmation Hearing"); May 16, 2003, at 4:00 p.m. having been fixed by the Court as the deadline for the submission of ballots accepting or rejecting the Plan and the filing of objections to the Plan; the Debtor having attested to service of the Plan and Disclosure Statement, the notice of the date and time of the Confirmation Hearing and of the deadline for submission of ballots on and filing of objections to the Plan upon all parties asserting claims against the Debtor's estate and all parties on the regular service list in the Debtor's case, which list includes all parties who have filed appearances and requested notice in the Debtor's case; the Debtor having represented that solicitation of acceptances or rejections from holders of claims having been made in the manner required by this Court and by law; the Debtor having caused to be filed an Affidavit of Debtor's


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Counsel with respect to tabulation of ballots cast in favor of and in opposition to the Plan (the "Voting Affidavit"); and

         Based upon the information contained in the Disclosure Statement, the Voting Affidavit, the Affidavit of John Dwight in Support of Confirmation, and, other than the limited objection asserted by the State of Texas, no objections to confirmation of the Plan having been received; and upon the findings of this Court, and after due deliberation, sufficient cause appearing therefor,

         IT IS HEREBY FOUND, THAT:

         A. Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Plan.

         B. Exclusive Jurisdiction; Venue; Core Proceeding. This Court has jurisdiction over the Chapter 11 Case pursuant to 28 U.S.C. sections 157 and 1334. Venue is proper pursuant to 28 U.S.C. sections 1408 and 1409. Confirmation of the Plan is a core proceeding under 28 U.S.C. section 157(b)(2), and this Court has exclusive jurisdiction to determine the adequacy of the Disclosure Statement and whether the Plan complies with the applicable provisions of the Bankruptcy Code and should be confirmed.

         C. Due and Sufficient Notice. Notice of the hearing on the adequacy of the Disclosure Statement and on confirmation of the Plan was appropriate and complied in all respects with Rules 2002(b) and 3017(d) of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules").

         D. Adequacy of Disclosure Statement. The Disclosure Statement provides information of a kind and in sufficient detail to permit the holders of Claims in Classes 1 and 2 to make informed judgments about the Plan.

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         E.       Solicitation. Votes for acceptance or rejection of the Plan were solicited in good faith and complied with sections 1125 and 1126 of the Bankruptcy Code, Bankruptcy Rules 3017 and 3018, this Court's prior Order, all other applicable provisions of the Bankruptcy Code, and all other rules, laws and regulations.

         F. Distribution. All procedures used to distribute and tabulate ballots to the applicable holders of Claims were fair and conducted in accordance with the Bankruptcy Code, the Bankruptcy Rules, the Local Rules of the Bankruptcy Court, and all other applicable rules, laws, and regulations.

         G. Classes That Have Voted To Accept The Plan. As evidenced by the Voting Affidavit, which certifies both the method and results of the voting, Classes 1 and 2 have accepted the Plan pursuant to the requirements of sections 1124 and 1126 of the Bankruptcy Code. Each Class of creditors under the Plan is Impaired. Thus, at least one Impaired Class of Claims has voted to accept the Plan.

         H. Plan Compliance With Bankruptcy Code (11 U.S.C.ss.1129(a)(1)). The Plan complies with all applicable provisions of the Bankruptcy Code, as follows:

                  1. Proper Classification (11 U.S.C. ss.ss. 1122, 1123(a)(1)). In addition to Administrative Claims and Priority Tax Claims, which need not be designated, the Plan designates two (2) Classes of Claims. The Claims placed in each Class are substantially similar to other Claims in each such Class. Valid business, factual and legal reasons exist for separately classifying the various Classes of Claims created under the Plan, and such Classes do not unfairly discriminate between holders of Claims. Thus, the Plan satisfies sections 1122 and 1123(a)(1) of the Bankruptcy Code.



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                  2.       Specify Unimpaired Classes (11 U.S.C.ss.1123(a)(2)).
         There are no unimpaired Claims under the Plan.

                  3. Specify Treatment of Impaired Classes (11 U.S.C.ss.1123(a)(3)). The Plan designates Classes 1, 2 and 3 as Impaired and specifies the treatment of Claims or Interests in those Classes, thereby satisfying section 1123(a)(3) of the Bankruptcy Code.

                  4. No Discrimination (11 U.S.C. ss. 1123(a)(4)). The Plan provides for the same treatment by the Debtor for each Claim or Interest in each respective Class unless the holder of a particular Claim or Interest has agreed to less favorable treatment with respect to such Claim or Interest, thereby satisfying section 1123(a)(4) of the Bankruptcy Code.

                  5. Implementation of Plan (11 U.S.C.ss.1123(a)(5)). The Plan provides adequate and proper means for its implementation, thereby satisfying section 1123(a)(5) of the Bankruptcy Code.

                  6. Nonvoting Equity Securities (11 U.S.C.ss.1123(a)(6)). The Debtor is liquidating and dissolving and, thus, the requirements of section 1123(a)(6) of the Bankruptcy Code are inapplicable;

                  7. Selection of Officers and Directors (11 U.S.C.ss.1123(a)(7)). The Debtor is liquidating and, thus, the requirements of section 1123(a)(7) of the Bankruptcy Code are inapplicable;

                  8. Additional Plan Provisions (11 U.S.C.ss.1123(b)). The Plan's provisions are appropriate and not inconsistent with the applicable provisions of the Bankruptcy Code, including provisions for:
         (i) the disposition of executory contracts and unexpired leases; (ii) the Debtor's retention of, and right to enforce, sue on,

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         settle or compromise (or refuse to do any of the foregoing with respect
         to) certain claims, rights or Causes Of Action, suits and proceedings, whether in law or in equity, known or unknown, that the Debtor may have against various persons; and (iii) exculpation of various persons and entities with respect to actions taken in furtherance of the Chapter 11 Case, and preliminary and permanent injunctions against certain actions against the Debtor and its property.

         I.       Debtor's Compliance with Bankruptcy Code (11
U.S.C.ss.1129(a)(2)). The Debtor, as the proponent of the Plan, has complied with all applicable provisions of the Bankruptcy Code, thereby satisfying section 1129(a)(2) of the Bankruptcy Code.

         J. Good Faith (11 U.S.C. ss. 1129(a)(3)). The Plan has been proposed in good faith and not by any means forbidden by law. In determining that the Plan has been proposed in good faith, the Court has examined the totality of the circumstances surrounding the filing of the Chapter 11 Case and the formulation of the Plan and has taken into account the absence of any material objections pursuant to section 1129(a)(3) of the Bankruptcy Code. The Debtor's Chapter 11 Case was filed, and the Plan was proposed, with the legitimate and honest purpose of distributing all available Assets of the Debtor expeditiously and to maximize the recovery to creditors.

         K. Payments For Services Or Costs And Expenses (11 U.S.C.ss.1129(a)(4)). Any and all payments made or promised to be made by the Debtor under the Plan for services or for costs and expenses in connection with the Chapter 11 Case, including all Administrative Claims under sections 503 and 507 of the Bankruptcy Code, or in connection with the Plan, have been approved by, or are subject to the approval of, the Court as reasonable.

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         L.       Directors, Officers and Insiders (11 U.S.C. ss. 1129(a)(5)).
The Debtor has complied with section 1129(a)(5) of the Bankruptcy Code and has appropriately disclosed the identity of the director and officers of the Debtor and the continuance in office of such individuals, consistent with the interests of creditors and with public policy. The Debtor has disclosed the identity of any "insider" who will be employed or retained by the Debtor and the nature of any compensation for any such insider.

         M. No Rate Change Jurisdiction (11 U.S.C.ss.1129(a)(6)). No government regulatory commission now has or will have after confirmation of the Plan, jurisdiction over any rates charged by the Debtor.

         N. Best Interest of Creditors Test (11 U.S.C. ss. 1129(a)(7)). The Plan satisfies section 1129(a)(7) of the Bankruptcy Code. The liquidation analysis discussed in the Disclosure Statement and other evidence proffered or adduced at the Confirmation Hearing (a) are persuasive, credible and accurate as of the dates such evidence was prepared or presented, (b) have not been controverted by other evidence or challenged in any objection to the Plan, (c) are based upon reasonable and sound assumptions, (d) provide a reasonable estimate of the liquidation values upon conversion to a chapter 7 proceeding, and (e) establish that each holder of a Claim in an impaired Class (i) has accepted the Plan, or
(ii) will receive or retain under the Plan, on account of such Claim, property of a value, as of the Effective Date, that is not less than the amount that it would receive if the Debtor were liquidated under chapter 7 of the Bankruptcy Code on such date.

         O. Acceptance by Certain Classes (11 U.S.C.ss.1129(a)(8)). The Claims in Classes 1and 2 are Impaired and the holders of Claims in such Classes were notified of the consequences of voting to accept the Plan and have accepted the Plan in accordance with section 1126(c) of the Bankruptcy Code.


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         P.       Treatment of Administrative and Tax Claims (11
U.S.C.ss.1129(a)(9)). The treatment of Administrative and Priority Tax Claims under the Plan satisfies the requirements of section 1129(a)(9)(A), (B) and (C) of the Bankruptcy Code, respectively.

         Q. Acceptance by Impaired Class (11 U.S.C.ss.1129(a)(10)). At least one Class of Claims that is Impaired under the Plan has accepted the Plan without including any acceptance of the Plan by an insider holding a Claim of such Class.

         R.       Feasibility (11 U.S.C. ss. 1129(a)(11)). The Plan satisfies section 1129(a)(11) of the Bankruptcy Code because confirmation of the Plan is not likely to be followed by further liquidation proceedings of the Debtor. The Plan presents a workable scheme of organization and operation and there is a reasonable probability that the provisions of the Plan will be performed. The Plan is feasible. The Debtor has completed the liquidation of substantially all of its Assets, and will conclude its liquidation and distribution.

         S. Fees (11 U.S.C.ss.1129(a)(12)). All fees payable under 28 U.S.C.ss.1930 have been or will be paid on or before the Effective Date or such later date as such fees become due and payable.

         T. Retiree Benefits (11 U.S.C.ss.1129(a)(13)). The Debtor has no retiree benefits, as defined in section 1114 of the Bankruptcy Code and, therefore, section 1129(a)(13) is not applicable to this proceeding.

         U. No Avoidance of Taxes (11 U.S.C.ss.1129(d)). The principal purpose of the Plan is not the avoidance of taxes or the avoidance of section 5 of the Securities Act of 1933.

         V. No Other Plan. The Plan is the only plan of reorganization confirmed by this Court in this Chapter 11 Case. No other plan of reorganization or plan of liquidation has been properly filed other than by the Debtor.



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         W.       Executory Contracts and Unexpired Leases. The assumption or rejection of executory contracts and unexpired leases in accordance with the Plan satisfies requirements of the applicable provisions of the Bankruptcy Code, including, without limitation, section 365 of the Bankruptcy Code. The Plan provides that all executory contracts and unexpired leases which existed as of the Petition Date and which have not been specifically assumed or rejected prior to the Confirmation of the Plan shall be rejected as of the entry of the Confirmation Order.

         X. Good Faith Solicitation (11 U.S.C.ss.1125(e)). The Debtor and its agents, accountants, business consultants, representatives, attorneys, and advisors, have solicited votes on the Plan in good faith and in compliance with the applicable provisions of the Bankruptcy Code.

         Y. Objections to Confirmation. The State of Texas has asserted a limited objection to the Plan, which to the extent not resolved by the Modification Motion is denied. No other objections to confirmation of the Plan have been filed.

         Z. Ballot Tabulation. The procedures by which the ballots for acceptance or rejection of the Plan were distributed and tabulated were fair and properly conducted in accordance with this Court's order.

         AA.      The Debtor Will Not Be Insolvent Nor Left With Unreasonably
Small Capital. As of the occurrence of the Effective Date, the Debtor will not be insolvent and will not reasonably be expected to be rendered insolvent or left with unreasonably small capital to conclude its liquidation and distribution efforts as a result of the Plan.

         BB.      Satisfaction Of Confirmation Requirements. The Plan satisfies the requirements for confirmation set forth in section 1129 of the Bankruptcy Code.

         CC.      Retention of Jurisdiction. The Court may properly retain
jurisdiction over the matters set forth in Article XI of the Plan and paragraph 18 below.


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ACCORDINGLY, IT IS ORDERED THAT:

         1. Adequacy of Disclosure Statement. The Disclosure Statement is adequate and approved.

         2. Confirmation. The Plan is confirmed this 20th day of May, 2003. A copy of the Plan, including the Modification Motion, is attached as Exhibit A.

         3. Binding Effect. Pursuant to section 1141 of the Bankruptcy Code, effective as of the Confirmation Date, but subject to consummation of the Plan, and except as otherwise expressly provided in the Plan or this Order, the provisions of the Plan, including the exhibits to, and all documents and agreements executed pursuant to, the Plan, and this Confirmation Order shall be binding upon and inure to the benefit of the Debtor, all present and former holders of Claims, and any other parties in interest and their respective successors and assigns.

         4. Provisions of Plan and Order Nonseverable and Mutually Dependent. The provisions of the Plan and this Order, including the findings of fact and conclusions of law set forth herein, are nonseverable and mutually dependent.

         5. Plan Classification Controlling. The classification of Claims for purposes of the distributions to be made under the Plan shall be governed solely by the terms of the Plan. The classifications set forth on the Ballots tendered to and/or returned by the Debtor's creditors in connection with voting on the Plan: (a) were set forth on the Ballots solely for purposes of voting to accept or reject the Plan; (b) do not necessarily represent, and in no event shall be deemed to modify or otherwise affect, the actual classification of such Claims


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under the Plan for distribution purposes, and; (c) may not be relied upon by any creditor as representing the actual classification of such Claims under the Plan for distribution purposes.

         6. Revesting of Assets. As provided in the Plan, the property of the Debtor's Estate shall vest in the holders of Allowed Claims in Class 1 on the Effective Date, subject to the provisions in the Plan for the resolution by the Debtor of Disputed Claims, the resolution of any administrative obligations, including without limitation the filing of tax returns, and the dissolution of the Debtor. As of the Effective Date, all property of the Debtor's Estate shall be free and clear of all Claims, except as specifically provided in the Plan or this Confirmation Order. Without limiting the foregoing, the Debtor may, without application to or approval by the Bankruptcy Court, pay amounts that are incurred after the Confirmation Date for professional fees and expenses.

         7. General Authorizations. The Debtor and its representatives are authorized take any other action necessary or appropriate to implement, effectuate and consummate the Plan in accordance with its terms, whether or not specifically referred to in the Plan and without further application to or order of this Court. The Debtor and its representatives are further authorized to take all reasonably necessary steps to to dissolve the Debtor as a corporation.

         8. Bar Date; Late Filed Proofs of Claim. Pursuant to an order of this Court, April 30, 2003, was the deadline for filing with the Court any and all Claims against the Debtor for all creditors with a Claim arising on or before March 21, 2003. Any such Claim that was not filed prior to that time and which is identified in the Debtor's amended schedule of liabilities as contingent, unliquidated or disputed is forever barred and shall be conclusively deemed discharged and disallowed for the purposes of voting on the Plan or receiving any distributions thereunder.



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         9.       Rejected Contracts and Leases. Pursuant to the Plan, and in
accordance with section 365 of the Bankruptcy Code, all executory contracts and unexpired leases not specifically assumed or rejected prior to confirmation shall be deemed rejected as of the Confirmation Date.

         10. Rejection Damages Bar Date. If the rejection by the Debtor, pursuant to the Plan or otherwise, of an executory contract or unexpired lease results in a Claim, then such Claim shall be forever barred and shall not be enforceable against the Debtor or the Estate unless a proof of claim is filed and served upon counsel to Debtor within twenty-five (25) days after the mailing of notice of this Order.

         11. Preservation of Causes of Action. The Debtor shall retain and may enforce all claims, rights of action, suits and proceedings, whether in law or in equity, whether known or unknown, which the Debtor may hold against any entity, provided, however, that all causes of action that may exist under sections 510, 542, 544 through 550 of the Bankruptcy Code or under similar state laws, including, without limitation, preferential transfer and fraudulent conveyance claims, if any, are extinguished.

         12. Stay and Injunctions. The stay in effect in the Chapter 11 Case pursuant to section 362(a) of the Bankruptcy Code shall continue to be in effect through the Effective Date, and at that time shall be dissolved and of no further force or effect, subject to the injunction in the Plan and/or sections 524 and 1141 of the Bankruptcy Code except that nothing herein shall bar the filing of financing documents or the taking of such other actions as are necessary to effectuate the transactions specifically contemplated by the Plan or by this Order.

         13. Resolution of Claims. Except as otherwise ordered by this Court, any Claim that is not an Allowed Claim shall be determined, resolved, or adjudicated in accordance


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with the terms of the Plan. Any and all objections to Claims, other than the administrative claims of professional which have been addressed by separate order of the Court, shall be filed and served no later than July 31, 2003.

         14. U.S. Trustee Fees and Reports. The Debtor will be responsible for timely payment of fees incurred pursuant to 28 U.S.C.ss.1930(a)(6). After confirmation the Debtor will serve the United States Trustee with a monthly final report for each month (or portion thereof) the case remains open. The monthly financial report shall include the following:

                  (1) a statement of all disbursements made during the course of the month, whether or not pursuant to the plan;

                  (2) a summary, by class, of amounts distributed or property transferred to each recipient under the plan, and an explanation of the failure to make any distributions or transfers of property under the plan;

                  (3) Debtor's projections as to its continuing ability to comply with the terms of the plan;

                  (4) a description of any other factors which may materially affect the Debtor's ability to consummate the plan; and

                  (5) an estimated date when an application for final decree will be filed with the court (in the case of the final monthly report, the date the decree was filed).

         15.      Notice of Entry of Confirmation Order. On or before the tenth
(10th) Business Day following the date of entry of this Confirmation Order, the Debtor shall serve or caused to be served notice of entry of this Confirmation Order pursuant to Bankruptcy Rules 2002(f) and 3020(c) on all creditors, the United States Trustee, and other parties in


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interest by causing a notice of entry of the Confirmation Order in substantially the form of the notice annexed hereto as Exhibit B, which form is hereby approved (the "Notice of Confirmation"), to be delivered to such parties by first class mail, postage prepaid; provided, however, that notice need not be given or served under the Bankruptcy Code, the Bankruptcy Rules or this Confirmation Order to any person to whom the Debtor mailed a notice of the Confirmation Hearing, but received such notice returned marked "undeliverable as address," "moved--no forwarding address" or "forwarding order expired" or similar reason, unless the Debtor has been informed in writing by such person of that person's new address. The notice described herein is adequate under the particular circumstances and no other or further notice is necessary.

         16. Confirmation Hearing Findings and Conclusions. All, if any, of the Court's subsidiary findings and conclusions dictated into the record at the Confirmation Hearing are incorporated herein by reference.

         17. Reference to Plan Provisions. The failure specifically to include or reference any particular provision of the Plan in this Confirmation Order shall not diminish or impair the effectiveness of such provision, it being the intent of the Court that the Plan be confirmed in its entirety.

         18. Retention of Jurisdiction. Pursuant to sections 105(a) and 1142 of the Bankruptcy Code, and notwithstanding the entry of this Confirmation Order for the occurrence of the Effective Date, this Court shall retain exclusive jurisdiction over all matters arising out of, and related to, the Chapter 11 Case and the Plan to the fullest extent permitted by law, including, among other things, jurisdiction over those items and matters set forth in the Plan.

         SO ORDERED, this day of May, 2003.


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                                         Honorable Carol J. Kenner
                                         United States Bankruptcy Judge






























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